THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
                         LOS ALAMOS NATIONAL LABORATORY
             WORK FOR OTHERS/FUNDS-IN AGREEMENT NO. FIA-98-053-A001

                                 AMENDMENT NO. 1

This Amendment is by and between The Regents of the University of California, acting through the undersigned Contracting officer of The Los Alamos National Laboratory (hereinafter called "LANL") and Centrex, Inc. (hereinafter called the "Sponsor").

                                WITNESSETH THAT:

WHEREAS, the parties desire to amend Work for Others/Funds-In Agreement No. FIA-98-053 by increasing the scope of work; extending the estimated performance period; and modifying the total estimated cost; and

WHEREAS, the Agreement is authorized and executed under the authority of LANL

NOW THEREFORE, the parties hereto agree as follows:

1. Appendix A, Statement of Work is revised to include the attached Appendix A, Statement of Work, which defines the increase in scope resulting from this Amendment No. 1, and which is hereby incorporated by reference.

2. Pursuant to Terms and Conditions, Section II, Article 2, Term of the Agreement, the estimated Period of Performance is continued through July 03, 2003.

3. The original Work for Others/Funds-In Agreement Total Estimated Cost was $410,000.00. The original Total Estimated Cost is revised to read:
         $279,000.00. Work was stopped due to unavailability of Sponsor funding to continue work under the original Statement of Work.

4. The estimated cost of work for this Amendment No. 1 is $640,226.00, and the total estimated cost under this Agreement is revised from $279,000.00 to $919,226.00.

4. Except as herein provided, all other terms and conditions of the Work for Others/Funds-In Agreement No. FIA-98-053 shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their duly authorized representatives.


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-------------------------------------------------------------- ------------------------------------------------------------
CENTREX, INC.                                                  FOR THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
-------------------------------------------------------------- ------------------------------------------------------------
-------------- ----------------------------------------------- ----------- ------------------------------------------------
Name:          Dr. Thomas R. Coughlin, Jr.                     Name:       Jerome .J Garcia
Title:         Medical Director                                Title:      Acting Program Manager
Address:       8908 S. Yale Avenue, #409                       Address:    Los Alamos National Laboratory Industrial
               Tulsa  OK  74137-0000                                       Business Development Program Office
                                                                           P. O.
                                                                           Box
                                                                           1663,
                                                                           MS
                                                                           C334
                                                                           Los
                                                                           Alamos,
                                                                           NM
                                                                           87545
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------------------------------------ ------------------------- ------------------------------ -----------------------------
Telephone:  (981) 481-0167           Fax:  (981) 492-2560      Telephone: (505) 665-4842      Fax: (505) 665-0154
------------------------------------ ------------------------- ------------------------------ -----------------------------
Signature                                   Date               Signature                                  Date

/s/ Thomase R. Coughlin, Jr.                November 13, 2002   /s/ Russ Miller                           January 25, 2002
------------------------------------------- ------------------ ------------------------------------------ -----------------

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                                   APPENDIX A
                                Statement of Work
                                 FIA-98-053-A01
                                  Centrex, Inc.
            Prototype System for Detection of Bacterial Contamination

I.       Description of Services

         1.0      Objective
                  The focus of this project will shift towards the detection and quantitation of bacterial and viral biowarfare agents in environmental samples. The instrument prototype will have the additional ability of detecting 5 to 10 different bioagents. The pathogens to be identified as targets will include some or all of the following: Bacillus anthracis, Yersinia pestis, Variola major, Francisella tularensis, Escherichia coli O157:H7, and the various viral hemorrhagic fever agents. These bioagents will be specified during the project, depending on the availability of specific sequences for each pathogen, and the identification of newly emerging threats by the appropriate goverment agencies.

         2.0      Scope
                  Phase I will be extended to include:
                  i. Development of DNA extraction protocols from liquid suspension samples. ii. Development of the polymerase extension protocol for each of the pathogens to be analyzed.

                  Phase II will be extended to include:
                  i. Construction of an automated DNA extraction robotic system. Our goal is that the entire process can be automated beyond the introduction of the sample.

                  The project will take an estimated 18 months from the date that work commences under FIA-98-053-A001. The technical tasks table below shows the additional tasks that need to be performed for completion of the project and their respective durations.

         3.0      Applicable Documents
                  No Changes Under 3.0 Applicable Documents from Original Statement of Work.

         4.0      Technical Tasks

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                  Phase        Task                           Description                          Start       Duration
                                                                                                   Month       (Months)

                  I.                     Development of additional molecular biology protocols.              18 Months
                                                                                                             Total
                                                                                                             Estimated
                               1.        Identification of specific DNA sequences for each                   Duration
                                         pathogen.                                                           Through
                                         Possible candidates sequences to be used with the                   Estimated
                                         polymerase extension protocol will be obtained from a               End Date of
                                         variety of sources. Best sequences will be selected                 July 03,
                                         using computational methods and success of related                  2003
                                         techniques (e.g. PCR).

                               2.        Demonstration of the polymerase
                                         extension protocol for each pathogen.
                                         The protocols developed during the
                                         original project will be adapted to
                                         each of the pathogens to be analyzed.
                                         Synthesis of fluorescent reporter
                                         molecules will be demonstrated.


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         4.0      Technical Tasks (continued)

                               3.        Development of DNA extraction
                                         protocols. These protocols will be
                                         demonstrated using liquid suspensions
                                         of non-pathogenic surrogates (either
                                         Bacillus globigii spores,
                                         non-pathogenic Bacillus anthracis or
                                         non-pathogenic E.coli).

                  II.                    Construction of optical subsystem.
                                         The high-collection-efficiency fluorescence detection
                                         optical subsystem will be constructed. This subsystem
                                         consists of excitation components (laser, focusing
                                         optics), fluorescence collection optical components,
                                         spectral and spatial discrimination components, and
                                         single-photon detection components, in accordance to
                                         established single-molecule detection technology.

                               1.        Construction of electronics subsystem.
                                         This subsystem comprises the signal
                                         amplification and conditioning
                                         electronics, scaling electronics,
                                         computer interface electronics, and
                                         power supplies for various electronic
                                         components.

                               2.        Construction of DNA extraction and
                                         sample delivery subsystem. The
                                         automated nucleic acid extraction and
                                         injection subsystem will be
                                         constructed. It consists of a robotic
                                         system for DNA extraction and enzymatic
                                         reaction set-up, and components for
                                         incubation, fluorescence micro-cell and
                                         sample injection.

                               3. Implementation of data acquisition and automated control subsystem. In this stage, the data acquisition and automated control software will be written in the LabVIEW programming environment.

                               4.        Final system integration and test. The electronics,
                                         optical, and sample handling subsystems will be
                                         incorporated into an instrument chassis at this
                                         point. Complete prototype operation will be
                                         demonstrated with non-pathogenic surrogates (either
                                         Bacillus globigii spores, non-pathogenic Bacillus
                                         anthracis or non-pathogenic E.coli). The limits of
                                         detection of the instrument will be determined by
                                         detecting increasingly smaller quantities of
                                         synthetic forms of each pathogen's DNA.

II.      Reports, Data, and Other Deliverables
         i. A prototype instrument for the detection of biological warfare pathogens. ii. Quarterly reports. iii. Test results.iv. Complete prototype specifications.

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III.     Special Considerations
         No Changes to Special Considerations from Original Statement of Work.


IV.      Designated Signature Authorities/Representatives

         Centrex, Inc.                          Los Alamos National Laboratory
         Attn.:  Dr. Thomas R. Coughlin, Jr.    Attn.:  Lucille A. Peralta
         Medical Director                       Agreements Contract Specialist
                                                Industrial Business Development
                                                Program Office
         8908 S. Yale Avenue, #409              Los Alamos National Laboratory
         Tulsa, OK  74137-0000                  P. O. Box 1663, MS C334
         Tel: (981) 481-0167                    Los Alamos, NM 87545
         Fax: (981) 492-2560                    Tel: (505) 665-6711
                                                Fax: (505) 665-0154